Financial Overview
Drew Evans - Chief Financial Officer

AGL Resources™

AGL RESOURCES 2011 ★ Investor Conference ★

Strategic Priorities
Business
Financial
Investors
• Centralize service
 functions that are
 scalable
• Improve utility returns
 by operating
 complementary non-
 regulated businesses
• Accelerate returns on
 regulated infrastructure
 investments
• Maximize return on
 invested capital
• Maintain financial
 integrity in utility and
 non-regulated
 businesses
• Grow dividends and
 earnings
• Focus on total
 shareholder return
• Ensure management
 and employee
 incentives are properly
 aligned with
 shareholder interests

$500
$400
$300
$200
$100
$-
2006
2007
2008
2009
2010
1Q11

Distribution Retail Wholesale Energy Investments

AGL Resources™ AGL RESOURCES 2011 ★ Investor Conference ★

Earnings Before Interest & Taxes
EBIT Contribution by Segment
(as of 3/31/11)
EBIT Track Record
(in millions)
59%
1%
15%
25%
NOTE: EBIT excludes corporate expenses

$1,200
$1,000
$800
$600
$400
$200
$0
(millions)
129
123
138
473
212
127
125
144
451
211
132
115
152
472
217
135
101
158
497
222
140
109
160
503
234
2006
2007
2008
2009
2010
1Q11
Net Income (1)
O&M
D&A
Interest
Income Tax

AGL Resources™
AGL RESOURCES 2011 ★ Investor Conference ★

Income Statement Highlights
(1)Net Income reflected is Net Income Attributable to AGL Resources, reflecting distribution to SouthStar partner.
Key Income Statement Components
(as of 3/31/11)

2007	2008	2009	2010	2011E [3]
Distribution Operations	$338	$329	$326	$355	$374
Retail Energy Operations[1]	$113	$77	$105	$103	$97
Wholesale Services	$34	$60	$47	$49	$53
Energy Investments	$15	$19	$12	$4	$4
Corporate	($7)	($1)	($5)	($12)	($6)
Total	$493	$484	$485	$499	$522
Earnings Per Diluted Share [2]	$2.72	$2.84	$2.88	$3.05	$3.10-$3.20

AGL Resources
AGL RESOURCES 2011 ★ Investor Conference ★

2011 Segment EBIT
(1) Retail Energy Operations segment includes EBIT related to SouthStar at the 100% level. AGL Resources owned a 70% interest during 2007, 2008 and 2009, and received an approximate 75% share of the earnings each year (except in Ohio and Florida, which were 70%). Effective January 1, 2010, AGL owns 85% of the joint venture partnership and receives 85% of its earnings. The total earnings per diluted share for AGL Resources represented here reflects these sharing levels in each year.
(2) 2010 actual and 2011 estimated EPS are adjusted for expenses related to the proposed merger with Nicor. See the appendix to this presentation or the investor relations section of www.aglresources.com for a reconciliation to GAAP.
(3) Segment EBIT expectations based upon midpoint of diluted EPS guidance range.
(in millions, except per share
amounts)

$1.39
$1.65
$1.82
$2.01
$2.28
$2.48
$2.72
$2.72
$2.84
$2.88
$3.05
$3.20
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010(1)
2011 Est.(2)

AGL Resources
AGL RESOURCES 2011 ★ Investor Conference ★

Track Record of EPS Growth
2011 EPS Guidance between $3.10-$3.20 per diluted share
2000-2010 CAGR: 8.18%
Diluted Earnings Per Share
$3.10-
(1)$3.00 diluted GAAP EPS; $3.05 adjusted, excluding Nicor merger costs. Please see the appendix to this presentation or visit the investor relations section of
 www.aglresources.com for a reconciliation to GAAP.
(2) Estimate excludes all effects from the proposed merger with Nicor.

WELCOME
TO
AGL RESOURCES

[redacted]

$1.08
$1.08
$1.08
$1.11
$1.15
$1.30
$1.48
$1.64
$1.68
$1.72
$1.76
$1.80
77%
65%
59%
55%
50%
52%
54%
60%
59%
60%
59%
57%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011(1)
Dividend
Payout Ratio

AGL Resources™
AGL RESOURCES 2011 ★ Investor Conference ★

Commitment to Dividend Growth
2000-2010 CAGR: 5.00%
Dividends Declared
 Management and the Board of Directors have demonstrated a commitment to dividend growth and have established a strong track record of regular dividend increases
(1)2011 payout ratio based on mid-point of EPS guidance range and assumption that board of directors approves each quarterly dividend.

$600
$500
$400
$300
$200
$100
$0
2008
2009
2010
2011P
Base Business (regulated)
Regulatory Infrastructure Programs
Hampton Roads and Magnolia Projects
Natural Gas Storage
Other

AGL Resources
AGL RESOURCES 2011 * Investor Conference *

Capital Expenditures
Note: “Other” includes a number of capital items, including information technology funding; building and leasehold improvements; and facility and fleet investments.
In Millions

AGL Resources™
AGL RESOURCES 2011 ★ Investor Conference ★

Pension Update
Funding Requirements
• Current underfunded status for both plans is $106 million (as measured by accumulated benefit obligation minus plan assets)
• Current financing assumptions include pension funding of $56 million in 2011 and $129 million in the 2012-2014 period
• Projections assume funding at the 80% level in order to avoid benefit restrictions
Expenses (Pension and Post-Retirement)
• 2011 expense is projected at $19.2 million, compared to $17.1 million in 2010
• Increase is driven by reduction in the discount rates
 o AGL Plan - 6.00% reduced to 5.40%
 o NUI Plan - 5.75% reduced to 5.20%
Considerations
• Pension expenses are typically recoverable in general rate cases in our jurisdictions (no pension tracker mechanisms)
• Actively evaluating the implications of the proposed Nicor merger for the companies’ respective pension and post-retirement plans

$1,000
$800
$600
$400
$200
$0
(millions)
$15
$225
$200
$300
$22
$300
$30
$93
$20
$967
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025 +

$1,200
$1,000
$800
$600
$400
$200
$0
(millions)
$85
$75
$1,000
Available Capacity
Utilization
AGLR 3-Year Revolver
SouthStar 5 - Year Revolver
Cash

AGL Resources
AGL RESOURCES 2011 ★ Investor Conference ★

Debt and Liquidity
Debt Maturity Schedule (1)
(as of 3/31/11)
Liquidity Profile (2)
(as of 3/31/11)
(1)Includes $500 million in senior notes issued March 2011, $200 million of which is expected to be used to pay a portion of the cash consideration in connection with the proposed merger with Nicor. This issuance reduced the principle amount available under our bridge facility to $852 million. Does not reflect the assumption of existing
 Nicor debt.
(2)Utilization impacted by seasonality and historically peaks in the fourth quarter.
$29 million
(aggregate)

Financing Activity
• Refinanced AGL Resources $1.0 billion Senior Credit Facility in September
 2010 (three-year term, expiring September 2013)
• Executed the renewal of $161 million of Letter of Credit enhancements for the Pivotal Utility Holdings revenue bonds
• Negotiated and executed $1.05 billion bridge facility to support proposed
 Nicor merger
• Issued $500 million, 30-year senior notes at 5.875% in March 2011
 o $300 million to refinance January 2011 maturity
 o $200 million to pre-fund a portion of the cash component of the Nicor transaction
 o Increased debt portfolio duration from 9 years to 13 years
 o Reduced weighted average cost of long-term debt to 5.8% (from 6.0%)
• Evaluating options and timing for remaining acquisition funding
(1)Net Income reflected is Net Income Attributable to AGL Resources, reflecting distribution to SouthStar partner.

2011 Priorities
• Nicor merger closing, including successful financing and
 integration
• Prudently invest capital, with a bias toward regulated projects with minimal or no recovery lag
• Continue aggressive cost-control focus throughout the business
• Maintain strong balance sheet and liquidity profile, and solid investment-grade ratings
• Deliver on our commitments to shareholders

AGL Resources
AGL RESOURCES 2011 ★ Investor Conference ★

Merger Integration Timeline
Hart-Scott-Rodino
Approval Received
4/18/11
ICC Hearings to begin in
July
SEC S-4 Registration
Declared Effective
4/29/11
Dec 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Transaction Announced
Joint ICC Approval
Request Filed 1/18/11
Secure Regulatory Approvals
AGL Resources and Nicor
Shareholder Meetings
6/14/11
Integration Planning Current State Assessment
Statutory Deadline for ICC Ruling
12/16/11
Initial S-4 Registration
Statement Filed 2/4/11
Long-Term Financing for Cash Consideration
Integration Planning Detailed Design

Merger Integration Process
• AGL Resources and Nicor leadership from 15 major functional areas actively engaged
• Developing roadmap for integration for each department
 o Business requirements identified and prioritized
 o Project plan and resource requirements determined for each functional area
 o Key considerations: business continuity, regulatory compliance, communications and governance
• Ensure that all risk controls and compliance processes are in place and requirements will be met Day 1

Appendix

Detailed Utility Profile - 12/31/10
State	Rate Base (mm)	% of Total	Authorized Return on Rate Base	Est. 2010 Return on Rate Base	Authorized Return on Equity	Est. 2010 Return on Equity	Customers (mm)	% of Total	Regulatory Attributes

Georgia	$1,312	52%	8.10%	7.26%	10.75%	9.10%	1.5	68%	Decoupling, Regulatory Infrastructure Program Rates, M&A Synergy Sharing
New Jersey	435	17%	7.64%	7.87%	10.30%	10.76%	0.3	12%	Weather Normalization, Regulatory Infrastructure Program Rates
Virginia	502	20%	9.24%	8.24%	10.90%	9.62%	0.3	12%	Decoupling, Weather Normalization
Florida	164	7%	7.36%	5.04%	11.25%	6.22%	0.1	5%	Negotiated Rates Over 5-yr Period
Tennessee	91	4%	7.41%	8.98%	10.05%	13.45%	0.1	3%	Revenue Normalization
Total	$ 2,504	100%	NA	NA	NA	NA	2.3	100%

124
104
84
64
44
24
4
Bcf
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2011
2010

$55
$50
$45
$40
$35
$30
$25
$20
$15
$/MWh
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Nat Gas
Coal

The above chart reflects the Gas and Coal price shown below

$/MWh	4/14	4/15
Coal Price	$33.62	$33.62
Gas Price	$33.34	$33.87
Spread	$0.28	($0.26)

38
33
28
23
18
13
8
3
Bcf/d
1/1
2/1
3/1
4/1
5/1
6/1
7/1
8/1
9/1
10/1
11/1
12/1
2009
2010
2011

AGL Resources™

AGL RESOURCES 2011 ★ *Investor Conference* ★

Market Fundamentals - Demand
Demand Components Year-on-Year
April - 2011
Fuel & Variable O&M Cost of Generation
April - 2011
Average Daily Burn by Year
April - 2011

Cautionary Statements and Supplemental Information
Forward-Looking Statements
Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking.
Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek,"
"should," "target," "would," or similar expressions. Forward-looking statements contained in this presentation include, without limitation, statements regarding future earnings per share, dividend growth and EBIT contribution, our priorities for 2011 and the proposed merger with Nicor Inc. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.
Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including recent disruptions in the capital markets and lending environment and the current economic downturn; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; acts of war or terrorism; and other factors which are provided in detail in our filings with the Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.
Supplemental Information
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations and on operating margin. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income, other income and expenses. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations. Operating margin is a non-GAAP measure calculated as operating revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers. In addition, in this presentation, the company has presented its earnings per share excluding expenses incurred with respect to the proposed Nicor merger. As the company does not routinely engage in transactions of the magnitude of the proposed Nicor merger, and consequently does not regularly incur transaction related expenses with correlative size, the company believes presenting EPS excluding Nicor merger expenses provides investors with an additional measure of the company’s core operating performance. EBIT, operating margin and EPS excluding merger expenses should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income, net income attributable to AGL
Resources Inc. or EPS as determined in accordance with GAAP. In addition, the company's EBIT, operating margin and non-GAAP EPS may not be comparable to similarly titled measures of another company. We also present certain non-GAAP financial measures excluding the effects of our proposed merger with Nicor. Because we complete material mergers and acquisitions only occasionally, we believe excluding these effects from certain measures is useful because they allow investors to more easily evaluate and compare the performance of the Company's core businesses from period to period. Reconciliations of non-GAAP financial measures referenced in this presentation are available on the company’s Web site at www.aglresources.com

Additional Information
Additional Information
In connection with the proposed merger, AGL Resources has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-
172084), as amended, which is publicly available, that includes a joint proxy statement of AGL Resources and Nicor that also constitutes a prospectus of AGL Resources. AGL Resources and Nicor will mail the definitive joint proxy statement/prospectus to their respective stockholders of record as of April 18, 2011. WE URGE INVESTORS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY, AS
WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGL
RESOURCES, NICOR AND THE PROPOSED TRANSACTION. The joint proxy statement/prospectus, as well as other filings containing information about AGL Resources and Nicor, can be obtained free of charge at the website maintained by the SEC at www.sec.gov. You may also obtain these documents, free of charge, from AGL Resources’ website (www.aglresources.com) under the tab Investor Relations/SEC Filings or by directing a request to AGL Resources, P.O. Box 4569, Atlanta, GA, 30302-4569. You may also obtain these documents, free of charge, from Nicor’s website
(www.nicor.com) under the tab Investor Information/SEC Filings or by directing a request to Nicor, P.O. Box 3014, Naperville, IL 60566-7014.
The respective directors and executive officers of AGL Resources and Nicor, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AGL Resources’ directors and executive officers is available in the joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by AGL
Resources on March 14, 2011, and information regarding Nicor directors and executive officers is available in the joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by Nicor on April 19, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation are included in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.